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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   JANUARY 22, 1998
                                   ----------------
                   Date of Report (Date of earliest event reported)



                             THE PERKIN-ELMER CORPORATION
                             ----------------------------
                (Exact name of registrant as specified in its charter)


                                       NEW YORK
                                       --------
                    (State or other jurisdiction of incorporation)

          1-4389                                            06-0490270
          ------                                            ----------
(Commission File Number)                     (IRS Employer Identification No.)


761 MAIN AVENUE, NORWALK, CONNECTICUT                             06859-0001
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Address of principal executive offices)                          (Zip Code)


                                    (203) 762-1000
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                 (Registrant's telephone number, including area code)

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                                                                               2

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.


          The merger (the "Merger") of Seven Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of The Perkin-Elmer Corporation ("Perkin-Elmer"), a New York corporation, into PerSeptive Biosystems, Inc., a Delaware corporation ("PerSeptive"), was consummated on January 22, 1998. As a result of the Merger, PerSeptive, which is the surviving corporation of the Merger, became a wholly-owned subsidiary of Perkin-Elmer on that date. Also, as a result of the Merger, each outstanding share of common stock of PerSeptive ("PerSeptive Common Stock") was converted into shares of common stock of Perkin-Elmer ("Perkin-Elmer Common Stock") at an exchange ratio equal to 0.1926. Each outstanding option and warrant for shares of PerSeptive Common Stock was converted into options and warrants for the number of shares of Perkin-Elmer Common Stock that would have been received if such options and warrants had been exercised immediately prior to the effective time of the Merger. All shares of Series A Redeemable Convertible Preferred Stock of PerSeptive outstanding immediately prior to the effective time of the Merger were converted in accordance with their terms into shares of PerSeptive Common Stock which were then converted into Perkin-Elmer Common Stock as a result of the Merger. As a result of the Merger, PerSeptive's 8-1/4% Convertible Notes Due 2001 became convertible into Perkin-Elmer Common Stock.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.


Financial statements required by this item will be filed as soon as practicable, but not later than 60 days after the date this Current Report on Form 8-K is required to be filed.

          The following exhibits are filed with this report:

EXHIBIT NUMBER                DESCRIPTION

     2 Agreement and Plan of Merger, dated as of August 23, 1997, among Perkin-Elmer, Seven Acquisition Corp. and PerSeptive Biosystems, Inc. (incorporated by reference to the Current Report on Form 8-K of Perkin-Elmer, dated August 23,
                              1997)

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                                                                              3

     99 Press release of Perkin-Elmer, issued January 22, 1998, regarding the Merger.

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                                                                              4

                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE PERKIN-ELMER CORPORATION



                                   By     /s/ William B. Sawch
                                      -----------------------------
                                      Name: William B. Sawch
                                      Title: Senior Vice President,
                                             General Counsel and Secretary


Dated:  January 23, 1998

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                                                                              5

                                    EXHIBIT INDEX

EXHIBIT                            DESCRIPTION                        PAGE
NUMBER

   2 Agreement and Plan of Merger, dated as of August 23, 1997, among Perkin-Elmer, Seven Acquisition
                         Corp. and PerSeptive Biosystems,
                         Inc. (incorporated by reference to
                         the  Current Report on Form 8-K of
                         The Perkin-Elmer Corporation, dated
                         August 23, 1997)


  99                     Press release of Perkin-Elmer,
                         issued January 22, 1998,
                         regarding the Merger.